Exhibit 10.5

FOURTH AMENDMENT
TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 28, 2004 (this “Amendment”) by and among MWI VETERINARY SUPPLY CO. (the “Borrower”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as agent for the Lenders (in its capacity as agent, the “Agent”), is made with reference to that certain Credit Agreement, dated as of June 18, 2002, by and among the Borrower, the financial institutions from time to time party thereto (the “Lenders”), and the Agent, as amended by that certain First Amendment to Credit Agreement, dated as of August 13, 2002, that certain Second Amendment to Credit Agreement, dated as of December 19, 2003 and that certain Third Amendment to Credit Agreement, dated as of September 1, 2004 (as so amended and as otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITAL

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Borrower and the Lenders desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT

1.               Amendments.

1.1  Amendment to Section 1.2(i)(1) of the Credit Agreement.  Section 1.2(i)(1) of the Credit Agreement is hereby amended to add the following at the end of the proviso immediately prior to the period:  “and in no event shall the Aggregate Revolver Outstandings at any time exceed the aggregate Revolving Loan Commitments”.

1.2  Amendment to Section 11.1(a) of the Credit Agreement.  Section 11.1(a) of the Credit Agreement is hereby amended to add the following after the words “clauses (v), (ix) and (x)” of the second proviso thereof:  “(and in the case of clause (x), with respect to the Maximum Inventory Loan Amount only)”.

2.               Conditions To Effectiveness Of This Amendment.  This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and the Lenders and the Consent of Guarantor in the form attached hereto shall have been delivered to the Agent by Holdings.

3.               Miscellaneous.

3.1  Reference to and Effect on the Credit Agreement and the other Transaction Documents.

(a).                               On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Credit Agreement, and each reference in the other Transaction Documents to the “Credit Agreement,” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b).                              Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered into pursuant to the Credit Agreement and the Liens granted thereby shall remain in full force and effect and are hereby ratified and confirmed.

(c).                               The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

3.2  Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

3.3  New York Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

3.4  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

3.5  Complete Agreement.  This Amendment sets forth the complete agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

“BORROWER”

MWI VETERINARY SUPPLY CO., an Idaho corporation

By:	/s/ Mary Pat B. Thompson
Mary Pat B. Thompson
Vice President and Chief Financial Officer

“AGENT”

BANK OF AMERICA, N.A.

By:	/s/ Steven W. Sharp
Steven W. Sharp
Vice President

“LENDERS”

BANK OF AMERICA, N.A.

By:	/s/ Steven W. Sharp
Steven W. Sharp
Vice President

FLEET CAPITAL CORPORATION

By:	/s/ Matthew R. VanSteenhuyse
Matthew R. VanSteenhuyse
Senior Vice President

CONSENT OF GUARANTOR

The undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of the undersigned Guarantor are not impaired or affected and the Guaranty continues in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, the undersigned has executed and delivered this CONSENT OF GUARANTOR as of the 28th day of September, 2004.

MWI VETERINARY HOLDINGS, INC.

By:	/s/ Mary Pat B. Thompson
Name:	Mary Pat B. Thompson
Title:	Vice President and Chief Financial Officer